                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 12, 2002
                                                           -------------

                       TRUMP'S CASTLE HOTEL & CASINO, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                    333-56865               11-2735914
-------------------------------- ------------------------ ----------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        incorporation)                                    Identification Number)


Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
----------------------------------------------------------------  --------------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                          TRUMP'S CASTLE FUNDING, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                    1-09029               11-2739203
------------------------------- ------------------------ -----------------------
(State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)


Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                      08401
-------------------------------------------------------------- -----------------
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                         TRUMP'S CASTLE ASSOCIATES, L.P.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    33-68038-01             22-2608426
------------------------------- ------------------------ -----------------------
(State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                      08401
-------------------------------------------------------------- -----------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------


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ITEM 5.  OTHER EVENTS.


         On July 12, 2002, Trump's Castle Associates, L.P. ("Trump's Castle"), a wholly-owned subsidiary of Trump Hotels & Casino Resorts, Inc. (NYSE: DJT) and the owner and operator of Trump Marina Hotel Casino in Atlantic City, New Jersey, redeemed the entire $62.0 million principal amount of Trump's Castle Funding, Inc.'s 10-1/4% Senior Secured Notes due April 30, 2003 and $5.0 million principal amount of Trump's Castle Hotel & Casino, Inc.'s 10-1/4% Working Capital Loan due April 30, 2003 utilizing the net proceeds of Trump's Castle's $70.0 million term credit facility entered into on June 12, 2002, as previously disclosed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUMP'S CASTLE HOTEL & CASINO, INC.


Date: July 16, 2002                     By: /s/ JOHN P. BURKE
                                           -------------------------------------
                                        Name:    John P. Burke
                                        Title:   Vice President and Treasurer


                                        TRUMP'S CASTLE FUNDING, INC.


Date: July 16, 2002                     By: /s/ JOHN P. BURKE
                                            ------------------------------------
                                        Name:    John P. Burke
                                        Title:   Vice President and Treasurer


                                        TRUMP'S CASTLE ASSOCIATES, L.P.
                                        By: Trump's Castle Hotel & Casino, Inc.,
                                            Its General Partner

Date: July 16, 2002                     By: /s/ JOHN P. BURKE
                                           -------------------------------------
                                        Name:    John P. Burke
                                        Title:   Vice President and Treasurer